Subsequent Events	6 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

The Company has assessed all events from September 30, 2025, up through January 9, 2026, which is the date of these unaudited interim condensed consolidated financial statements are available to be issued, except as disclosed below, there are no other material subsequent events that require disclosure in these unaudited interim condensed consolidated financial statements.

On November 26, 2025, the Company entered into securities purchase agreements with two institutional investors and agreed to issue an aggregate of 3,782,895 Class A Ordinary Shares, at a purchase price of $3.04 per share, to the investors for a total purchase price of approximately $11,500,000. As of the date of this report, the sale to one investor has closed, pursuant to which the Company issued 493,421 Class A Ordinary Shares, for gross proceeds of approximately $1,500,000.

On December 17, 2025, the compensation committee of the board of directors of the Company granted an aggregate of 578,900 options to purchase Class A Ordinary Shares of the Company, at an exercise price of US$4.00 per share to certain directors, executive officers and employees of the Company pursuant to the Company’s Amended and Restated 2023 Equity Incentive Plan.

On December 31, 2025, the Company entered into securities purchase agreements with Fourth Paradigm International Limited and agreed to sell to such Purchaser an aggregate of 512,821 class A ordinary shares, at a purchase price of $3.90 per share, in a registered direct offering, for aggregate gross proceeds of $2,000,000. As of the date of this report, the deal has not closed yet.